FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Instructions for Formation - Profit Corporation

IMPORTANT: READ ALL INSTRUCTIONS CAREFULLY BEFORE COMPLETING FORM.

TYPE or PRINT the following information and submit the filing with Customer Order Instruction Form and payment:

Please select the entity type at the top of the form that is being created and follow the instructions below applicable to the filing.

1. NAME OF ENTITY: A name appearing to be that of a natural person and containing a given name or initials must not be used as a corporate name except with the addition of a corporate ending such as Incorporated, Inc., Limited, Ltd., Company, Co., Corporation, Corp. or other words that identify it as not being a natural person.

The name selected must be distinguishable from the names of all other artificial persons formed, organized, registered or qualified pursuant to the provisions of this title that are on file in the Office of the Secretary of State. If it appears from the name and/or purpose of the entity being formed that it is to be regulated by the Financial Institutions Division, Insurance Division, State Board of Professional Engineers and Land Surveyors, State Board of Accountancy or Real Estate Division, the application will need to be approved by the regulating agency before it is filed with the Office of the Secretary of State.

NRS 78A entities: An entity name must be indicated within the title block to the form.

NRS 80 entities: Name must match as it is on file in home jurisdiction. A file stamped copy of the document most recently filed by the corporation in its home jurisdiction verifying the entity name and total authorized stock. If the name is not available for use a Modified Name Resolution form, electing a name to conduct business in Nevada may be submitted along with the Qualification to do Business in Nevada. (The Modified Name Resolution form is for electing a modified name for use in the state of Nevada, when the name of foreign corporation is not available for use or restricted word is denied by Nevada regulatory board.)

NRS 89 entities (Corporation): The corporate name must contain the last name of one or more of its current or former stockholders. The corporate name of a professional corporation must contain the words “Professional Corporation,” or the abbreviations of “Prof. Corp.,” or “P.C.,” or “PC,” or the word “Chartered,” or the abbreviation “Chtd.,” or the word “Limited,” or the abbreviation “Ltd.”

2. REGISTERED AGENT: Persons wishing to incorporate in the State of Nevada must designate a registered agent who resides or is located in this state. Every registered agent must have a street address in this state for service of process, and may have a separate Nevada mailing address such as a post office box, which may be different from the street address. Registered agent must sign certificate of acceptance within section 2. If the registered agent is unable to sign the Articles of Formation, submit a separate signed Registered Agent Acceptance form.

3. GOVERNING BOARD: Indicate whether the close corporation elects to be run by a board of directors. If so, set forth their names and addresses. Use a separate 8 ½ x 11 sheet as necessary for additional directors. Directors must be at least 18 years of age.

4. NAMES AND ADDRESSES OF THE BOARD OF DIRECTORS/TRUSTEES, OR STOCKHOLDERS: NRS 78, NRS 78A and NRS 89: State the names and addresses of the first governing board. Use a separate 8 ½ x 11 sheet as necessary for additional members. The governing board must be that of a natural person who is at least 18 years of age.

NRS 89, Professional Corporation: A certificate from the regulating board of the profession to be practiced showing that each of the directors, and each of the stockholders who is a natural person, is licensed to practice the profession must be attached.

5. JURISDICTION OF FORMATION: The name of the jurisdiction of its incorporation or the governmental acts or other instrument of authority by which the corporation was created and declare that the corporation is in good standing in the jurisdiction of its formation.

6. BENEFIT CORPORATION: By selecting “Yes” you are indicating that the corporation is organized as a benefit corporation organized pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed within its formation filing.

7. PURPOSE/PROFESSION TO BE PRACTICED: The purpose is required for entities pursuant to NRS 80. Professional Corporation pursuant to NRS 89 must indicate the profession to be practiced. A corporation that has indicated to be a Benefit Corporation is required to state the purpose, please refer to NRS 78B for additional information.

8. AUTHORIZED SHARES: State the number of shares the corporation shall have the authority to issue with par value and its par value in appropriate space provided. State the number of shares without par value in the space provided for shares without par value.

NRS 80: Foreign corporations must file with the same amount of authorized shares indicating par value (if any) as what is on file in the home jurisdiction.

9. OFFICER MAKING STATEMENT: Name and signature of the officer(s) or authorized person(s) making the statement for the filing for the foreign corporation is required. Additional 8 ½ x 11 white sheet will be necessary if more than 1 person.

10. INCORPORATOR: Name and address of the incorporator(s) are required. Each incorporator must sign. Additional 8 ½ x 11 white sheet will be necessary if more than 1 incorporator. **NRS 89 entities:** Each person organizing the corporation must, except as otherwise provided in subsection 2 of NRS 89.050, be authorized to perform the professional service for which the corporation is organized.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Formation - Profit Corporation

☐ NRS 78 - Articles of Incorporation Domestic Corporation
☐ NRS 80 - Foreign Corporation
☐ NRS 89 - Articles of Incorporation Professional Corporation
☐ NRS 80 - Foreign Corporation Professional Corporation

☒ 78A Formation - Close Corporation

(Name of Close Corporation MUST appear in the below heading)

Articles of Formation of BTCS Labs Inc. **a close corporation (NRS 78A)**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)

BTCS Labs Inc.

2. Registered Agent for Service of Process: (Check only one box)

☒ Commercial Registered Agent: (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title and address below)

NATIONAL REGISTERED AGENTS, INC.
Name of Registered Agent **OR** Title of Office or Position with Entity

Street Address	City	State	Zip Code
701 S CARSON ST STE 200	CARSON CITY	Nevada	89701

Mailing Address (if different from street address)	City	State	Zip Code
		Nevada	

2a. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X ______________________________
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date

3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)

This corporation is a close corporation operating with a board of directors ☒ Yes **OR** ☐ No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

	Name	Country	Street Address	City	State	Zip/Postal Code
1)	Charles Allen		9466 GEORGIA AVENUE #124	SILVER SPRING	MD	20910
2)						
3)						

5. Jurisdiction of Incorporation: (NRS 80 only)

5a. Jurisdiction of incorporation: ______

5b. I declare this entity is in good standing in the jurisdiction of its incorporation. ☐

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - Profit Corporation

Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. **Yes** ☐
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)	The nature of the business or purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the Nevada Revises Statutes.
8. Authorized Shares: (Number of shares corporation is authorized to issue **NRS 80:** Must include copy of the most recently filed in home jurisdiction setting forth the authorized stock of the corporation.)	Please indicate the break down of all corporate shares and the par value. Number of Authorized shares with Par value: 1,000 Par value: $ 0.0000000000 Number of Common shares with Par value: Par value: $ Number of Preferred shares with Par value: Par value: $ Number of shares with no par value: 1,000 **Foreign Corporations, NRS 80 only:** ☐ This is a corporation is a unlimited stock corporation ☐ This is a corporation is a non-stock corporation. If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.
9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. **Name, Address and Signature of** the **Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. Name: Charles Allen Country: US Address: 9466 GEORGIA AVENUE #124 City: SILVER SPRING State: MD Zip/Postal Code: 20910 X DocuSigned by: Charles Allen A8BA2EDDF1B943A... (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application

Initial List of Officers, Managers, Members, General Partners, Managing Partners, or Trustees:

BTCS Labs Inc.

NAME OF ENTITY

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☒ Corporation

☐ This corporation is publicly traded, the Central Index Key number is:

☐ Nonprofit Corporation (see nonprofit sections below)

☐ Limited-Liability Company

☐ Limited Partnership

☐ Limited-Liability Partnership

☐ Limited-Liability Limited Partnership (If formed at the same time as the Limited Partnership)

☐ Business Trust

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

☐ 001 - Governmental Entity

☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS Chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. § 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association

☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. § 501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: Charitable Solicitation Information - check applicable box

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No – no additional form is required

☐ Yes – the “Charitable Solicitation Registration Statement” is required.

☐ The Organization claims exemption pursuant to NRS 82A.210 - the “Exemption From Charitable Solicitation Registration Statement" is required

**** Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners or Trustees:

CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: President

Name	Country
Charles Allen	US

Address	City	State	Zip/Postal Code
9466 GEORGIA AVENUE #124	Silver Spring	MD	20910

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: Secretary

Name	Country
Charles Allen	US

Address	City	State	Zip/Postal Code
9466 GEORGIA AVENUE #124	Silver Spring	MD	20910

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: Treasurer

Name	Country
Charles Allen	US

Address	City	State	Zip/Postal Code
9466 GEORGIA AVENUE #124	Silver Spring	MD	20910

CORPORATION, INDICATE THE DIRECTOR:

Name	Country
Charles Allen	US

Address	City	State	Zip/Postal Code
9466 GEORGIA AVENUE #124	Silver Spring	MD	20910

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X DocuSigned by: Charles Allen
A8BA2EDDF1B943A...

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Member, Owner of Business, Partner or Authorized Signer	Title	Date
Charles Allen	Director	December 24, 2024 | 6:11

FORM WILL BE RETURNED IF UNSIGNED.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of represented entity: NATIONAL REGISTERED AGENTS, INC.

Entity or Nevada Business Identification Number (NVID): (for entities currently on file)

2. Registered Agent Acceptance:

☒ Registered Agent Acceptance

3. Information Being Changed:

Statement of Change takes the following effect: (select only one)

- ☐ Appoints New Agent (complete section 5)
- ☐ Update Represented Entity Acting as Registered Agent (complete sections 5)
- ☐ Update Registered Agent Name (complete sections 4 & 5)
- ☐ Update Registered Agent Address (complete sections 4 & 5)

4. Registered Agent Information Before the Change: (Non-commercial registered agents **ONLY**)

Name of Registered Agent **OR** Title of Office or Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Newly Appointed Registered Agent or Registered Agent Information After the Change:

☐ Commercial Registered Agent:(name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title or position and address below)

NATIONAL REGISTERED AGENTS, INC.
Name of Registered Agent **OR** Title of Office or Position within Entity

701 S CARSON ST STE 200 | CARSON CITY | Nevada | 89701
Street Address | City | | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

6. Electronic Notification: (Optional)

Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only:

7. Certificate of Acceptance of Appointment of Registered Agent: (Required)

I hereby accept appointment as Registered Agent for the above named Entity.

X ______________________________
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date

8. Signature of Represented Entity: (Required)

X DocuSigned by: Charles Allen A8BA2EDDE1B943A...
Authorized Signature On Behalf of the Entity

December 24, 2024 | 6
Date

FEE: $60.00
This form must be accompanied by appropriate fees.

230305

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street .
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Customer Order Instructions

SUBMIT THIS COMPLETED FORM WITH YOUR FILING | **USE BLACK INK ONLY - DO NOT HIGHLIGHT**

Processing Service Requested: ☐ Regular ☒ 24-Hour Expedite (additional fee included)

Name of Entity: BTCS Labs Inc.

Date: 12/24/2024

Return to:
Nason, Yeager, Gerson, Harris & Fumero PA
3001 PGA Blvd., Suite 305
Palm Beach Gardens, FL 33410

Contact Name: Bridget Mann Harrison, CP

Phone: (561) 471-3514

Return Delivery: (email or fax options do not receive a copy via mail; must be ordered separately)

☒ Email to: bmann@nasonyeager.com ☐ Fax to:

☐ Hold for Pick Up ☐ Mail to Address Above ☐ FedEx: Acct #

☐ Other: (explain below)

Order Description: (include items being ordered and fee breakdown)*

***PLEASE NOTE:** this office keeps the original paperwork. The first file stamped copy ordered at the time of filing is at no charge. Each additional copy is **$2.00** per page (plus **$30.00** for each certification).

Total Amount:

Method of Payment:

☐ Check/Money Order ☐ Credit Card (attach ePayment checklist) ☐ Trust Account:

☐ Use balance remaining in job #

230405

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

1 or 2-Hour Expedite Customer Order Instructions

SUBMIT THIS COMPLETED FORM WITH YOUR FILING

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Processing Service Requested:

☐ 2-Hour Expedite (additional **$500.00** fee included)

☐ 1-Hour Expedite (additional **$1000.00** fee included)

Name of Entity: ______

Date: ______

Return to: ______

Contact Name: ______

Phone: ______

Return Delivery:

☐ Email to: ______

☐ Fax to: ______

☐ Hold for Pick Up

☐ Mail to Address Above

☐ FedEx: Acct # ______

☐ Other: (explain below)

______

Order Description: (include items being ordered and fee breakdown)*

______

***PLEASE NOTE:** this office keeps the original paperwork. The first file stamped copy ordered at the time of filing is at no charge. Each additional copy is **$2.00** per page (plus **$30.00** for each certification).

Total Amount: ______

Method of Payment:

☐ Check/Money Order

☐ Credit Card (attach ePayment checklist)

☐ Trust Account: ______

☐ Use balance remaining in job # ______

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

24-hour, 2-hour and 1-hour Expedite Service Guidelines

IMPORTANT: To ensure expedited service, please mark "Expedite" in a conspicuous place at the top of the service request. Please indicate method of delivery.

24-HOUR EXPEDITE SERVICE

The Secretary of State offers a 24-hour expedite service on most filings processed by this office. If you choose to utilize this service, please enclose with your filing the additional expedite fee. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Check the 24-hour expedite box on your customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 24-hour expedited service, include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made. This office *does not* fax confirmation of a 24-hour expedite.

The fee for 24-hour handling ranges from $25.00 to $125.00. Please consult our fee schedules for the appropriate 24-hour expedite fee. If you require assistance, please contact this office.

Time Constraints: Each filing submitted receives same day filing date and may be picked up within 24-hours. Filings to be mailed the next business day if received by 2:00 pm of receipt date and no later than the 2nd business day if received after 2:00 pm. Expedite period begins when filing or service request is received in this office in fileable form.

2-HOUR EXPEDITE SERVICE

The Secretary of State offers a 2-hour expedite service on most filings processed by this office. If you choose to utilize the 2-hour expedite service, please enclose with your filing an additional $500.00 per filing and/or order. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Complete and submit the 2-hour customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 2-hour expedited service and include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made.

1-HOUR EXPEDITE SERVICE

The Secretary of State offers a 1-hour expedite service on most filings processed by this office. If you choose to utilize the 1-hour expedite service, please enclose with your filing an additional $1000.00 per filing and/or order. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Complete and submit the 1-hour customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 1-hour expedited service and include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made.

1-Hour and 2-Hour Time Constraints: Each filing submitted for either 1-hour or 2-hour expedite receives same day filing date and will be acknowledged by fax or e-mail within expedite service time. Failure to indicate method of acknowledgment (e-mail) or to provide a correct e-mail address may prevent the Secretary of State from acknowledging the filing of such documents. Filings may be picked up within the expedite service period. Filings to be mailed will be mailed out no later than the next business day following receipt. Expedite period begins when filing or service request is received in this office in complete filling condition.

The Secretary of State reserves the right to extend the expedite period in times of extreme volume, staff shortages or equipment malfunction. These extensions are few and will rarely extend more than a few hours.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

ePayment Checklist

All major credit cards are accepted. For security purposes, please do NOT email this authorization form. Email is NOT a secure form of transmittal to protect your card information.

Processing Requested:

☐ **Regular** ☐ **24-HOUR** Expedite ☐ **4-HOUR** Expedite (Apostille only)

☐ **2-HOUR** Expedite ☐ **1-HOUR** Expedite ☐ **Same Day (**Domestic Partnership only)

Order Information (required)

Entity Name/Order Reference:______________________________

Cardholder Name *(as shown on credit card)*: ______________________________

Billing Street Address:______________________________

City: ______________________ **State:**__________ **Zip:** __________

Contact Phone Number: ______________________________

Last 4 Digits of Credit Card: _________ **Card Type:** ☐ VISA ☐ MasterCard ☐ Amex ☐ Discover

Authorized to Charge: ______________________

By signing this form, I understand that there will be a non-refundable credit card payment processing fee of 2.5% added to the total amount of the transaction. I understand if I do not wish to pay the credit card processing fee, I can either mail a check, or pay in person by cash, check, or money order. I certify that I am the cardholder and responsible for this payment in accordance with the issuing bank cardholder agreement. I further understand that I am responsible for any penalty fees that may be incurred if the credit card company denies my credit card payment.

Authorized Signature

X______________________________________ **Date:**______________

CREDIT CARD INFO: Your payment cannot be processed unless all fields are completed!

1. Credit Card Number: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
2. Expiration Date: ______________________
3. Security Code:* ______________________

*3-digit number found on the far right of the backside of VISA, MasterCard and Discover cards
4-digit number found on the front right side of American Express card.

All 3 fields **MUST** be completed!

This section will be destroyed after the payment is processed.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation Fee Schedule Effective 7-1-08

Page 1

PROFIT CORPORATIONS <u>INITIAL FILING</u> FEE : Pursuant to NRS 78, 80, 78A, and 89 Domestic and Foreign Corporations, Close Corporations and Professional Corporations.

Fees are based on the value of the total number of authorized shares stated in the Articles of Incorporation as prescribed by NRS 78.760:

$75,000 or less	$75.00
over $75,000 and not over $200,000	$175.00
over $200,000 and not over $500,000	$275.00
over $500,000 and not over $1,000,000	$375.00
OVER $1,000,000	
For the first $1,000,000	$375.00
For each additional $500,000 - or fraction thereof	$275.00
Maximum fee	$35,000.00

For the purpose of computing the filing fee, the value (capital) represented by the total number of shares authorized in the Articles of Incorporation is determined by computing the:

A. total authorized shares multiplied by their par value or;
B. total authorized shares without par value multiplied by $1.00 or;
C. the sum of (a) and (b) above if both par and no par shares.

Filing fees are calculated on a minimum par value of one-tenth of a cent (.001), regardless if the stated par value is less.

The 24-hour expedite fee for Articles of Incorporation for any of the above entities is $125.00 in addition to the filing fee based upon stock.

The 2-hour expedite fee is $500.00 in addition to the filing fee based upon stock.

The 1-hour expedite fee is $1000.00 in addition to the filing fee based upon stock.

PLEASE NOTE: the expedite fee is in addition to the standard filing fee charged on each filing and/or order.

<u>24-HOUR EXPEDITE TIME CONSTRAINTS</u>:

Each filing submitted receives same day filing date and may be picked up within 24-hours. Filings to be mailed the next business day if received by 2:00 pm of receipt date and no later than the 2nd business day if received after 2:00 pm.

Expedite period begins when filing or service request is received in this office in fileable form.

The Secretary of State reserves the right to extend the expedite period in times of extreme volume, staff shortages, or equipment malfunction. These extensions are few and will rarely extend more than a few hours.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation Fee Schedule Effective 7-1-08

Page 2

OTHER PROFIT CORPORATION FEES:

Articles of Association pursuant to NRS 89.210 (Professional Association)	$75.00
Reinstatement Fee	$300.00
Certificate of Amendment, minimum fee*	$175.00
Certificate pursuant to NRS 78.209 (stock split), minimum fee*	$175.00
Certificate pursuant to NRS 78.1955 (stock designation)	$175.00
Amendment to Certificate pursuant NRS 78.1955 (stock designation)	$175.00
Amendment of Modified Name	$175.00
Restated Articles, minimum fee*	$175.00
Certificate of Correction, minimum fee*	$175.00
Certificate of Termination (includes filings pursuant to NRS 78.209, 78.380 and 78.390)	$175.00
Termination Pursuant to NRS 92A	$350.00
Articles of Merger* or Exchange	$350.00
Dissolution of Corporation	$100.00
Withdrawal of Foreign Corporation	$100.00
Preclearance of any Document	$125.00
Articles of Conversion; Articles of Domestication – contact office for fee information	
Revival of Corporation – contact office for fee information	
Ceremonial Charter	$100.00
Certificate of Good Standing	$50.00
Ceremonial Certificate of Good Standing	$100.00
Initial List of Officers and Directors	$150.00
Annual or Amended List of Officers and Directors	See List Fee Schedule
Annual List of Officers and Directors (Professional Association)	$150.00
24-Hour Expedite fee for above filings	**$125.00**
Apostille	$20.00
24-Hour Expedite fee for above filing	**$75.00**
Name Reservation	$25.00
24-Hour Expedite fee for above filing	**$50.00**
Change of Noncommercial Registered Agent	$60.00
Change of Registered Agent by Represented Entity	$60.00
Resignation of Director or Officer	$75.00
Resignation of Registered Agent (plus $1.00 for each additional entity listed)	$100.00
24-Hour Expedite fee for above filings	**$25.00**
Certification of Documents – per certification	$30.00
Copies – per page	$2.00
Late Fee for List of Officers	$75.00
Business License Fee (Professional Corporation created pursuant to NRS Chapter 89 - $200.00)	$500.00

*Fee will be higher if stock is increased a significant amount, according to the initial filing fee schedule on page 1 of the profit corporation fee schedule. Maximum fee for an increase in stock is $35,000.00.

2-Hour Expedite is available on all of the above filings at the fee of $500.00 per item.

1-Hour Expedite is available on all of the above filings at the fee of $1000.00 per item.

PLEASE NOTE: *the expedite fee is in addition to the standard filing fee charged on each filing and/or order.*

<u>24-HOUR EXPEDITE TIME CONSTRAINTS:</u> Each filing submitted receives same day filing date and may be picked up within 24-hours. Filings to be mailed the next business day if received by 2:00 pm of receipt date and no later than the 2nd business day if received after 2:00 pm. Expedite period begins when filing or service request is received in this office in fileable form. The Secretary of State reserves the right to extend the expedite period in times of extreme volume, staff shortages, or equipment malfunction. These extensions are few and will rarely extend more than a few hours.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Commercial Recordings Copies and Certification Services Fee Schedule

The following is a list of copies and certification services and the associated fees for Commercial Recording and apostille/certification services. Fees are per document unless otherwise noted.

SERVICE REQUESTED:

Copies	$2.00 per page
Certification of Document	$30.00
Search	$50.00
Certificate of Existence (evidence of good standing – short form)	$50.00
Certificate of Existence (listing amendments – long form)	$50.00
Ceremonial Certificate of Good Standing	$100.00
Certificate Evidencing Name Change	$50.00
Certificate of Fact of Merger	$50.00
Certificate of Default	$50.00
Certificate of Revocation	$50.00
Certificate of Dissolution	$50.00
Certificate of Withdrawal	$50.00
Certificate of Cancellation	$50.00
Certificate of Non-Existence	$50.00
Miscellaneous Certificates	$50.00
Apostille (Hague Treaty Nations)/Certification (Non-Hague Treaty Nations)	$20.00
Corporate Charter	$50.00
Ceremonial Charter	$100.00

EXPEDITE SERVICE:

Expedite service is available for copies, certificate and certification services. Fees for expedite service are in addition to the fees as listed above.

***24 Hour Expedite Service:* Order may be picked up or mailed out within 24-hours.**

Apostille	$75.00
Copies: Per entity name	$125.00
Certificates: Per entity name and certificate type	$125.00
Search: Expedite fee on search only; additional expedite fee required for copies	$125.00

***2-Hour Expedite Service:* Order may be picked up or mailed within 2-hours.**

1 or more certificates (per entity name and certificate type)	$500.00
1 or more copies (per entity name)	$500.00

***1-Hour Expedite Service:* Order may be picked up or mailed within 1-hour.**

1 or more certificates (per entity name and certificate type)	$1000.00
1 or more copies (per entity name)	$1000.00

BASIC INSTRUCTIONS:

1. All orders may be submitted via mail to the above address with all fees enclosed. Payment by VISA, Mastercard, Discover or American Express are accepted.
2. Orders can be emailed back on most occasions. All orders not specified as a pick-up are mailed out via first-class mail, unless a Federal Express number is provided, or other major courier pickup arrangement is made.
3. Fax back service is only available for certificates or copies of 50 pages or less. This service must be requested at time of order with complete fax information provided.
4. Each order will be returned to one address only.
   Our office can no longer accept credit card payment via Email.